REGISTRATION RIGHTS AGREEMENT

Dated as of February 22, 2007

by and between

Golden Telecom, Inc.

and

Inure Enterprises Ltd.

TABLE OF CONTENTS

1. DEFINITIONS AND INTERPRETATION

1.1 Definitions
1.2 Interpretation

2. SECURITIES SUBJECT TO THIS AGREEMENT

3. DEMAND REGISTRATION

3.1 3.2 3.3 3.4 3.5 3.6 3.7	Demand Requests
Certain Company Obligations
Effective Registration Statement
Number of, and Limitations on, Registrations
Expenses
No Underwritten Offerings, No 10b5-1 Trading Plans
Circumstances and Effect of Withdrawal of Demand Registration

4. REGISTRATION PROCEDURES

5. EXPENSES

6. INDEMNIFICATION

6.1 6.2 6.3 6.4	Indemnification by the Company Indemnification by Inure Conduct of Indemnification Proceedings Contribution

7. NO TRANSFER OF REGISTRATION RIGHTS

8. NO INCONSISTENT AGREEMENTS

9. TERM AND TERMINATION

10. MISCELLANEOUS

10.1 10.2 10.3 10.4 10.5 10.6 10.7 10.8 10.9 10.10 10.11	Specific Performance
Waivers; Remedies
Amendments
No Assignment; Binding Effect; No Third Party Beneficiaries
Severability
Further Assurances
Entire Agreement
Notices
Governing Law
Arbitration
Counterparts; Language

REGISTRATION RIGHTS AGREEMENT dated as of February 22, 2007 (this “Agreement”) between and among Golden Telecom, Inc., a corporation organized under the laws of the State of Delaware, United States of America (the “Company”) and Inure Enterprises Ltd., a corporation under the laws of the Republic of Cyprus (“Inure”).

WITNESSETH

WHEREAS, Inure has agreed to sell to the Company, and the Company has agreed to purchase from Inure, shares of capital stock of ZAO Cortec pursuant to the Stock Purchase Agreement dated as of February 22, 2007 by and among EDN Sovintel LLC, the Company, Inure and Rambert Management Limited (the “Purchase Agreement”); and

WHEREAS, it is a condition precedent to the obligations of the parties under the Purchase Agreement that the Company and Inure enter into this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. DEFINITIONS AND INTERPRETATION

1.1 Definitions

As used in this Agreement, the following terms shall have the following meanings:

"Advice” has the meaning specified in the last paragraph of Section 4.

"Agents” means any Person authorized to act and who acts on behalf of Inure with respect to the transactions contemplated by this Agreement.

"Agreement” has the meaning specified in the preamble hereto.

"Business Day” means a day upon which banks are generally open for business in each of the Russian Federation and the United States of America.

"Common Stock” means shares of the Company’s common stock, par value $.01 per share, as the same may be constituted from time to time.

"Company” has the meaning specified in the preamble hereto.

"Demand Registration” has the meaning specified in Section 3.1.

"Demand Request” has the meaning specified in Section 3.1.

"Effective Date” means the date on which the Closing under (and as defined in) the Purchase Agreement has occurred.

"Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"Existing Registration Rights Agreement” means the Registration Rights Agreement, dated as of August 19, 2003 between and among Golden Telecom, Inc., Alfa Telecom Limited, Nye Telenor East Invest AS, OAO Rostelecom, Capital International Global Emerging Markets Private Equity Fund, L.P., Cavendish Nominees Limited and First NIS Regional Fund SICAV.

"Parties” means the Company and Inure.

"Person” means any natural person, corporation, partnership, limited liability company, proprietorship, other business organization, trust, union, association or Governmental or Regulatory Authority, whether incorporated or unincorporated.

"Principal Agreements” means this Agreement, the Purchase Agreement and the Shareholders’ Agreement.

"Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments and all material incorporated by reference in such Prospectus.

"Purchase Agreement” has the meaning specified in the first recital hereto.

"Registrable Securities” means (a) the shares of Common Stock to be acquired by Inure pursuant to the Purchase Agreement, and (b) any securities issued or issuable with respect to any such shares of Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, provided, however, that Registrable Securities shall not include any such securities as may be transferred pursuant to an exemption from the registration requirements provided by Rule 144 under the Securities Act.

"Registration Expenses” has the meaning specified in Section 5.

"Registration Statement” means any registration statement of the Company which covers Registrable Securities pursuant to the provisions of this Agreement, including (a) the Prospectus, (b) any amendments and supplements to such Registration Statement, (c) any post-effective amendments, (d) all exhibits and all material incorporated by reference in such Registration Statement and (e) any registration statement pursuant to a Demand Registration.

"Requesting Shareholder” has the meaning specified in Section 3.1.

"Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"Shareholders’ Agreement” has the meaning set forth in the Purchase Agreement.

"SEC” means the United States Securities and Exchange Commission.

"Underwritten Offering” means the offering and sale of securities covered by any registration statement pursuant to a firm commitment underwriting to an underwriter at a fixed price for reoffering or pursuant to agency or best efforts arrangement with an underwriter.

1.2 Interpretation

Unless the context of this Agreement otherwise requires, the following rules of interpretation shall apply to this Agreement:

(a) the singular shall include the plural, and the plural shall include the singular;

(b) words of any gender shall include the other gender;

(c) the words “hereof”, “herein”, “hereby”, “hereto” and similar words refer to this entire Agreement and not to any particular Section or any other subdivision of this Agreement;

(d) a reference to any “Article” or “Section” is a reference to a specific Article or Section of this Agreement;

(e) a reference to any law, statute, regulation, notification or statutory provision shall include any amendment, modification or re-enactment thereof, any regulations promulgated thereunder from time to time, and any interpretations thereof from time to time by any regulatory or administrative authority;

(f) a reference to any agreement, instrument, contract or other document shall include any amendment, amendment and restatement, supplement or other modification thereto; and

(g) a reference to any Person shall include such Person’s successors and permitted assigns under any agreement, instrument, contract or other document.

2. SECURITIES SUBJECT TO THIS AGREEMENT

The securities entitled to the benefits of this Agreement are the Registrable Securities but, with respect to any particular Registrable Security, only until (a) it has been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it, (b) it has been distributed pursuant to Rules 144 or 144A under the Securities Act (or any similar provision then in force) or (c) it has otherwise been transferred and a new certificate or other evidence of ownership thereof not bearing a legend restricting transfer under the Securities Act and not subject to any stop transfer order has been delivered by or on behalf of the Company.

3. DEMAND REGISTRATION

3.1 Demand Requests

Inure shall have the right to request (in this capacity, a “Requesting Shareholder”) in writing that the Company effect a registration under the Securities Act with respect to all or part of the Registrable Securities held by the Requesting Shareholder (a “Demand Registration”). The Requesting Shareholder shall deliver to the Company in accordance with Section 10.8 a written request for a Demand Registration (a “Demand Request”) specifying the number of Registrable Securities to be registered, the intended method of distribution and other relevant facts.

3.2 Certain Company Obligations

Following delivery of a Demand Request, and subject to the conditions of Articles  3 and 4, the Company shall:

(a) give prompt written notice of such Demand Request to any Person it is required to Notify in accordance with any other registration rights agreement to which the Company is a party to; and

(b) use all reasonable efforts to effect such registration as promptly as practicable (including, without limitation, by filing a Registration Statement (and executing an undertaking to file any amendments thereto) covering the Registrable Securities so requested to be registered and complying with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) or as may be so requested.

3.3 Effective Registration Statement

Subject to Section 3.7, a Demand Registration shall not be deemed to have been effected unless a Registration Statement with respect thereto has become effective and remained effective in compliance with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement for the period of time required pursuant to Section 4(c).

3.4 Number of, and Limitations on, Registrations

Inure shall be entitled to request 2 (two) Demand Registrations. The Company shall not be obligated to register any Registrable Securities pursuant to any Demand Registration unless there is requested to be included in such registration by the Requesting Shareholder at least 1,000,000 shares of Common Stock (subject to such adjustments as may be necessary by reason of the occurrence of an event contemplated by clause (b) of the definition of Registrable Securities).

3.5 Expenses

All Registration Expenses, whether or not the Registration Statement has become effective shall be paid or borne by (1) the Company in respect of the first Demand Registration; and (2) Inure in respect of the second Demand Registration.

3.6 No Underwritten Offerings, No 10b5-1 Trading Plans

The Company has no obligation to file any Registration Statement for an offering of shares of Common Stock that will be offered in an Underwritten Offering. No Registration Statement filed pursuant to this Agreement be used in connection with a Rule 10b5-1 trading plan.

3.7 Circumstances and Effect of Withdrawal of Demand Registration

Upon the request of the Requesting Shareholder or if the Requesting Shareholder withdraws Registrable Securities from the Demand Registration such that the number of Registrable Securities to be included in such Demand Registration fails to meet the threshold specified in Section 3.4, the Company shall have the right to cease proceeding with a Demand Registration requested by the Requesting Shareholder and such withdrawn Demand Registration shall count as a Demand Registration for purposes of Section 3.4.

4. REGISTRATION PROCEDURES

Whenever the Requesting Shareholder has delivered a Demand Request, the Company shall promptly take all such actions as may be necessary or desirable to permit the sale of such Registrable Securities, and pursuant thereto the Company shall as expeditiously as possible:

(a) use its reasonable best efforts to prepare and file with the SEC

(i) not later than forty five (45) days after receipt of the first Demand Request, provided that

(1) if the first Demand Request is received at any time prior to May 10, 2007, such 45 day period shall start to run on May 10, 2007; and

(2) the Company shall not be required to file a Registration Statement until all settlements under Section 2.6 of the Stock Purchase Agreement shall have been completed;

(ii) not later than ninety (90) days after receipt of the second Demand Request,

(which time periods period may be extended by the Company for up to an additional sixty (60) days if at the time of such request the Company is engaged in negotiations in anticipation of its participation in a material merger, acquisition or other form of business combination or, if by reason of such transaction, the Company is not in a position to timely prepare and file the Registration Statement and the Company furnishes to Inure a certificate signed by the president or a vice president of the Company stating that in the good faith opinion of the board of directors of the Company such registration would interfere with such transaction then being pursued by the Company) a Registration Statement on a form for which the Company then qualifies selected by the Company and which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof, and use its reasonable best efforts to cause such Registration Statement to become effective; the Company shall not file any Registration Statement pursuant to Article 3 or any amendment thereto or any Prospectus or any supplement thereto (including such documents incorporated by reference) to which Inure shall reasonably object in light of the requirements of the Securities Act or any other applicable laws or regulations;

(b) before filing a Registration Statement or Prospectus or any amendments or supplements thereto (excluding documents to be incorporated by reference therein, except in the case of the preparation of the initial Registration Statement), the Company shall, at least five (5) days before filing, furnish to Inure copies of all such documents in substantially the form proposed to be filed to enable Inure to review such documents prior to the filing thereof, and the Company shall make such reasonable changes thereto (including changes to, or the filing of amendments reflecting such changes to, documents incorporated by reference) as may be reasonably requested by Inure;

(c) subject to paragraph (b) above, prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement continuously effective for a period of not less than ninety (90) days; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by Inure set forth in such Registration Statement or supplement to the Prospectus;

(d) notify Inure (i) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (v) of the occurrence of any event which makes any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading;

(e) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

(f) deliver to Inure as many copies of the Prospectus and any amendment or supplement thereto as Inure may reasonably request;

(g) prior to the date on which the Registration Statement is declared effective, use its reasonable best efforts to register or qualify, or cooperate with Inure and its counsel in connection with the registration or qualification of, such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as Inure reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or taxes in any such jurisdiction where it is not then so subject; provided, further, that the Company will not be required to qualify such Registrable Securities in any jurisdiction in which the securities regulatory authority requires that Inure submit any shares of its Registrable Securities to the terms, provisions and restrictions of any escrow, lock-up or similar agreement(s) for consent to sell Registrable Securities in such jurisdiction unless Inure agrees to do so;

(h) cooperate with Inure to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends;

(i) use its reasonable best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

(j) upon the occurrence of any event contemplated by paragraph (d)(i) above, prepare a supplement or post-effective Amendment to the Registration Statement or the Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

(k) use its reasonable best efforts to cause all Registrable Securities covered by the Registration Statement to be listed on the Nasdaq Stock Market and each other exchange on which similar securities issued by the Company are then listed if requested by Inure;

(l) provide a transfer agent and registrar for all Registrable Securities; and

(m) take such other reasonable steps that are necessary or advisable to permit the sale of such Registrable Securities.

The Company may require Inure to furnish to the Company such information and documents regarding Inure and the distribution of the Registrable Securities as the Company may from time to time reasonably request in writing.

Inure agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(d)(v) hereof, Inure will forthwith discontinue disposition of Registrable Securities until Inure’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(j), or until it is advised in writing (the “Advice”) by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, Inure will deliver to the Company (at the Inure’s expense) all copies, other than permanent file copies then in Inure’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. If the Company shall give such notice, the time periods mentioned in Section 4(c) hereof shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 4(d)(v) to and including the date when Inure shall have received the copies of the supplemented or amended prospectus contemplated by Section 4(j) or the Advice.

5. EXPENSES

Except as otherwise provided herein, all expenses incident to the Company’s performance of or compliance with this Agreement including without limitation all registration and filing fees, including with respect to filings required to be made with the National Association of Securities Dealers, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as holders of a majority of the Registrable Securities being sold may designate), printing expenses, messenger, telephone and delivery expenses, and fees and disbursements of counsel for the Company, and of all independent certified public accountants (including the expenses of any special audit and “comfort” letters required by or incident to such performance), the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, rating agency fees, securities acts liability insurance if Inure so requires, the reasonable fees and expenses of any special experts retained by Inure or by the Company at the request of Inure in connection with such registration and fees and expenses of other Persons retained by Inure (all such expenses being herein called “Registration Expenses”) in respect of the first Demand Registration will be paid and borne by the Company and in respect of the second Demand Registration shall be paid and borne by Inure (on demand). The Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties) and the expense of any annual audit which are not Registration Expenses for purposes of this Agreement. In no event shall the Company be liable for the payment of any discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar industry professionals relating to the distribution of the Registrable Securities. Inure shall be liable for the cost and expense of the time spent by its officers, employees and Agents, including Inure’s counsel, in connection with the registration of Registrable Securities owned by it.

6. INDEMNIFICATION

6.1 Indemnification by the Company

The Company will indemnify and hold harmless, to the full extent permitted by law, Inure, its officers and directors, Agents and each Person who controls Inure (within the meaning of the Securities Act) against all losses, claims, damages, liabilities (or actions in respect thereto) and expenses to which any such Person may be subject, under the Securities Act or otherwise, and reimburse all such Persons for any legal or other expenses incurred with investigating or defending against any such losses, claims, damages or liabilities, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in a Registration Statement, Prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same arise out of or are based upon an untrue statement of a material fact or omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, which statement or omission is made therein in reliance upon and in conformity with information furnished in writing to the Company by Inure, expressly for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Inure, Inure’s directors and officers, its Agents or a controlling Person, and shall survive the transfer of such securities by Inure.

6.2 Indemnification by Inure

Inure will indemnify and hold harmless, to the full extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities (or actions in respect thereto) and expenses to which any such Person may be subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in a Registration Statement or Prospectus or preliminary prospectus or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only if and to the extent, that such untrue or alleged untrue statement or omission or alleged omission is made therein in reliance upon and in conformity with the information furnished in writing by Inure specifically for inclusion therein. In no event shall the liability of Inure hereunder be greater in amount than the dollar amount of the proceeds received by Inure upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons.

6.3 Conduct of Indemnification Proceedings

Any Person entitled to indemnification hereunder will (a) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (b) unless in such indemnified party’s reasonable judgment a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party and in that case the indemnified party shall have the right to participate in the conduct of such defense provided that it will pay for the fees of its own counsel. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels. The failure to notify an indemnifying party promptly of the commencement of any such action, if and to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Article 6, but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Article 6.

6.4 Contribution

(a) To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact, has been made, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages or liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. In any event, the amount of contribution payable by Inure hereunder shall not exceed the dollar amount of the proceeds received by Inure upon the sale of the Registrable Securities giving rise to such contribution obligation.

(b) The Parties agree that it would not be just and equitable if contribution pursuant to this Section 6.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

7. NO TRANSFER OF REGISTRATION RIGHTS

The registration rights of Inure under this Agreement with respect to any Registrable Securities may not be transferred to any Person without the prior written consent of the Company, which consent may be conditional (except to the extent required by the Amendment to VTB Loan Agreement or in connection with an initial (but no subsequent) refinancing of a loan documented by the Amendment VTB Loan Agreement by a reputable financial institution or institutions of the loans issued by VTB, provided that such exception shall be subject to prior written notice to the Company and each other Shareholder (as this term is defined in the Shareholders’ Agreement) containing the identity of the proposed lender and a summary of the principal terms).

8. NO INCONSISTENT AGREEMENTS

The Company shall not enter into any agreement or arrangement of any kind with any Person that is inconsistent with any of the rights granted to Inure in this Agreement or otherwise conflicts with any of the provisions hereof. Inure acknowledges that the Company is a party to the Existing Registration Rights Agreement and agrees that if any action requested or required to be taken hereunder would conflict with, or cause a breach of such Agreement, then the Company shall not be obligated to take such action and instead shall use best reasonable efforts to resolve such conflict or breach.

9. TERM AND TERMINATION

This Agreement shall become effective on the Effective Date and remain in effect until the first to occur of (a) the date on which all of the Parties agree in writing to the termination of this Agreement, (b) all securities covered hereby cease to be Registrable Securities, and (c) the termination of the Purchase Agreement.

10. MISCELLANEOUS

10.1 Specific Performance

The Parties hereby declare that it is impossible to measure in money the damages that will accrue to a Party by reason of a failure by another Party to perform any of the obligations under this Agreement. Therefore, if any Party shall, in accordance with Section 10.10, institute any proceeding to enforce specifically the provisions hereof, any Party against whom such proceeding is brought hereby waives the claim or defense therein that the Party instituting such proceeding has an adequate remedy at law or in damages, and the Party against whom such proceeding is brought shall not urge in any such proceeding the claim or defense that such remedy at law or in damages exists.

10.2 Waivers; Remedies

Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. No waiver by any Party of any term or condition of this Agreement, in one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

10.3 Amendments

This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each Party.

10.4 No Assignment; Binding Effect; No Third Party Beneficiaries

Except as provided in Article 7, neither this Agreement nor any right, interest or obligation hereunder may be assigned by any Party without the prior written consent of the other Parties and any attempt to do so will be void. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the Parties and their respective successors and assigns. The terms and provisions of this Agreement are intended solely for the benefit of each Party and their respective successors or permitted assigns, and, except as specified in Article 6, it is not the intention of the Parties to confer third party beneficiary rights upon any other Person.

10.5 Severability

If any provision of this Agreement is or shall become invalid, illegal or unenforceable in any jurisdiction, the invalidity, illegality or unenforceability of such provision in such jurisdiction shall not affect or impair the validity, legality or enforceability of (a) any other provision of this Agreement or any such other document in such jurisdiction or (b) such provision or any other provision of this Agreement or any such other document in any other jurisdiction.

10.6 Further Assurances

From time to time, at any Party’s reasonable request and without further consideration, each Party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

10.7 Entire Agreement

This Agreement and the other Principal Agreements will, from and after the Effective Date, supersede all prior discussions and agreements among the Parties with respect to the subject matter hereof and thereof and contain the sole and entire agreement between the Parties with respect to the subject matter hereof and thereof.

10.8 Notices

All notices, requests, demands and other communications provided for by this Agreement shall be in writing (including telecopier or similar writing) and shall be deemed to have been duly given only if delivered personally or by facsimile transmission or sent by courier, addressed to the address of the parties stated below or to such changed address as such party may have fixed by notice or, if given by telecopier, when such telecopy is transmitted and the appropriate answerback is received.

(i)	If to Inure:

Inure Enterprises Limited
Diagoru 4, Kermia Building
6th floor, office 601
Nicosia P.C. 1097
Cyprus

Tel:
Fax:

(ii)	If to the Company:

Golden Telecom, Inc.

2831 29th Street, NW Washington, D.C. 20008, USA

	Attn:	Julia Marx

Fax: +1 (202) 332-4877
Telephone: +1 (202) 332-5997

with a copy to:

Moscow Representative Office of Golden TeleServices, Inc.

1, Kozhevnichesky Proezd, 2nd floor Moscow, 115114, Russia Attn:	General Counsel

Fax: +7 (495) 797-9306
Telephone: +7 (495) 967-1323

10.9 Governing Law

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, United States of America, without giving effect to any conflicts of laws principles thereof which would result in the application of the laws of another jurisdiction.

10.10 Arbitration

Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or invalidity hereof, shall be settled by arbitration in accordance with the UNCITRAL Arbitration Rules (the “Rules”) as at present in force. There shall be three arbitrators, with the Company having the right to appoint one arbitrator, and Inure having the right to jointly appoint one arbitrator, with the third arbitrator being selected by the two arbitrators appointed by the parties, or upon any failure to select the third arbitrator within thirty (30) days from the date that the second of the party appointed arbitrators has been selected, then the third arbitrator shall be appointed as provided in the Rules. The seat and place of arbitration shall be New York City, New York, USA and the English language shall be used throughout the arbitral proceedings. Any arbitral award shall be final and may not be challenged in any other arbitral tribunals located in any other jurisdictions. The successful party shall have the right to enforce such arbitral award in any court of competent jurisdiction. The arbitral tribunal shall have authority to consider and include in any proceeding, decision or award any further dispute properly brought before it by the parties to the arbitration insofar as such dispute arises out of this Agreement, but, subject to the foregoing, no other parties or other disputes shall be included in, or consolidated with, the arbitral proceedings. All expenses connected with the arbitration, including legal fees and other fees, incurred by the parties when resolving disputes under this Agreement shall be payable in accordance with the arbitral award of the tribunal.

10.11 Counterparts; Language

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have executed this Registration Rights Agreement as of the date first written above.

INURE ENTERPRISES LTD.

By /s/ Marina Abramova
Name: Marina Abramova
Title: Authorized Representative

GOLDEN TELECOM, INC.

By /s/ Jean-Pierre Vandromme
Name: Jean-Pierre Vandromme
Title: Chief Executive Officer